Law Offices

                          DRINKER BIDDLE & REATH LLP
                               One Logan Square
                            18th and Cherry Street
                           Philadelphia, PA  19103
                          Telephone:  (215) 988-2700
                                TELEX:  834684
                             FAX:  (215) 988-2757

                               August 18, 1999



VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  FIRSTAR FUNDS, INC.
          (1933 ACT REGISTRATION NO. 33-18255)
          (1940 ACT REGISTRATION NO. 811-5380)
          ------------------------------------


Ladies and Gentlemen:

          On behalf of Firstar Funds, Inc. (the "Company"), I have transmitted herewith for filing Post-Effective Amendment No. 37 to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940.

          Pursuant to Rule 485(a) under the Securities Act of 1933, it is proposed that this Amendment become effective seventy-five days after filing. The Amendment is being filed in order to register the shares of two proposed new portfolios of Registrant, the Core International Equity Fund and the MidCap Index Fund.

Securities and Exchange Commission
August 18, 1999

Page 2

          As requested in the staff's generic comment letter dated February 25, 1994, we note for your information that shares of the Company are marketed in part through banks.


                                   Very truly yours,

                                   /s/ Joan O. Swirsky
                                   -------------------
                                   Joan O. Swirsky

xxxxxxx



         As filed with the Securities and Exchange Commission on August 18, 1999
                                              1933 Act Registration No. 33-18255
                                              1940 Act Registration No. 811-5380
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.                        X
                                                     --                    ---
                        Post-Effective Amendment No. 37
                                                                           ---
                                     and/or                                  X
                                                                           ---


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                                                           ---
                                Amendment No. 38                             X
                                                                           ---

                        (Check appropriate box or boxes)
                              FIRSTAR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              FIRSTAR Funds Center
                           615 East Michigan Street
                        Milwaukee, Wisconsin  53201-3011
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (414) 287-3909

                        W. Bruce McConnel, III, Esquire
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Street
                       Philadelphia, Pennsylvania  19103
                    (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box).


          immediately upon filing pursuant to paragraph (b)
     ---
          on (date) pursuant to paragraph (b)
     ---
          60 days after filing pursuant to paragraph (a)(1)
          on (date) pursuant to paragraph (a)(1)
     ---
      X   75 days after filing pursuant to paragraph (a)(2)
     ---
          on pursuant to paragraph (a)(2) of Rule 485.
     ---

     If appropriate, check the following box


     --- this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

     Title of securities being registered:  Shares of common stock.

xxxxxxx

                     FIRSTAR CORE INTERNATIONAL EQUITY FUND

                                 NOVEMBER 1, 1999




CONTENTS                                                            Page
THE FUND                                                            ----
The fund's objective and strategy, principal risks and expenses.

ADDITIONAL FUND INFORMATION
Types of Investment Risk

INVESTING WITH FIRSTAR FUNDS
Share Classes Available
Sales Charges and Waivers
Purchasing Shares
Buying Shares
Redeeming Shares
Exchanging Shares
Additional Shareowner Services

ADDITIONAL INFORMATION
Dividends, Capital Gains Distributions and Taxes
Management of the Fund
Net Asset Value and Days of Operation



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy and accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund involves investment risks, including the risk that you may lose money.


THE FUND


OBJECTIVE
     The investment objective of the Core International Equity Fund is to provide maximum, long-term total return consistent with reasonable risk to principal. This investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
     The Glenmede Trust Company (the Sub-Adviser) attempts to achieve the Fund's objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Fund will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.

     Factors considered by the Sub-Adviser in the selection of securities to buy and sell for this Fund include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Securities are primarily selected by evaluating a security's valuation relative to the valuations of other securities in the same country. Growth in company earnings, industry fundamentals, and other factors are also considered in determining which securities to buy and sell.


PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

     The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

          The Fund is subject to market risk.  Market risk is the risk that the
                                 -----------   -----------
value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions.
The Fund's investments in foreign securities are subject to foreign risks.
                                                            --------------
Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


                                    INSTITUTIONAL    RETAIL A     RETAIL B
                                       SHARES         SHARES       SHARES
                                    --------------   ---------    --------


SHAREOWNER FEES (fees paid
directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price) ......................        None            4.50%        None
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)..............        None            None         5.00%<F1>
Maximum Sales Charge (Load)
Imposed on Reinvested
  Dividends..................        None            None         None
Redemption Fees..............        None<F2>        None<F2>     None<F2>
Exchange Fees................        None            None         None

------------------------------------------------------------------------------


                             Management  Distribution      Other  Total Annual
                              Fees<F3>    and Service    Expenses     Fund
                                            (12b-1)        <F5>     Operating
                                           Fees<F4>               Expenses<F6>
 ANNUAL FUND OPERATING
 EXPENSES (expenses that
 are deducted from Fund
 assets)
Retail A                      1.25%        0.00%           0.90%    2.15%
Retail B                      1.25%        0.75%           0.90%    2.90%
Institutional                 1.25%        0.00%           0.65%    1.90%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the fifth year. Thereafter, the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.

<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.

<F3>The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 1.00% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year; however, it is voluntary and can be modified or terminated at any time without the Fund's consent.

<F4> The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.

<F5> "Other Expenses"  is based on estimated amounts for the current fiscal year, and includes (1) estimated administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds - Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

<F6> As a result of the fee waiver set forth in note 4, the Total Annual Fund
Operating Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 1.70%, 2.45% and 1.45%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year          3 Years
                                      ------          -------
Retail A Shares.                      $658             $1,093
Retail B Shares
  Assuming complete redemption
    at end of period                   793              1,198
  Assuming no redemption.......        293                898
Institutional..................        193                597

Retail B Shares convert to Retail A Shares six years after purchase; therefore Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.


TYPES OF INVESTMENT RISK
     The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Fund. Risks associated with particular types of investments the Fund makes are described in this section and in the Additional Statement referred to on the back page.


GENERAL RISKS OF INVESTING IN THE FUND

Complete Investment Program
An investment in a single Fund, by itself, does not constitute a complete investment plan.


Liquidity Risk
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase and the futures contracts in which the Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Loss of Money
An investment in the Fund is not a deposit of Firstar Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Management Risk
A strategy which the Adviser or Sub-Adviser uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will achieve its investment objective. Certain policies of the Fund, which may not be changed without a shareowner vote, are described in the Additional Statement.

Other Types of Investments
This Prospectus describes the Fund's principal investment strategies, and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk
The Sub-Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareowners. It may also result in higher short-term capital gains taxable to shareowners.

Temporary Investment Risk
The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the Fund may invest in
money market securities denominated in U.S. or foreign currency.   When the
Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Valuation Risk
This is a risk that the Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Year 2000 Risk
Like other investment companies and financial service providers, the Fund could be adversely affected if the computer systems used by its investment adviser (and sub-adviser) and the Fund's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. FIRMCO, the investment adviser to the Fund, The Glenmede Trust Company, the investment sub-adviser to the Fund, and Firstar Corporation, FIRMCO's parent company, are taking steps to address the Year 2000 Problem with respect to the computer systems they use and are working with those entities with which they have business relationships which may impact the services provided to the Fund to determine the status of their Year 2000 initiatives. As of the date of this Prospectus, it is not anticipated shareowners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Fund's other major service providers; however, there can be no assurance that these steps taken by these service providers will be successful, or that interaction with other non-complying computer systems will not adversely impact the Fund. Also, companies in which the Fund invests could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

European Currency Unification
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which the Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Foreign Risks
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities and, in particular, foreign debt securities are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The Fund will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when the Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities without receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Fund may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The Fund may hedge against foreign currency risk but is not required to do so.

ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

Other Investment Companies
The Fund may invest its cash balances in other investment companies which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareowners.

Borrowings, Reverse Repurchase Agreements
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareowner redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

INVESTING WITH FIRSTAR FUNDS
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

The Fund offers three classes of shares; Retail A, Retail B and Institutional.

INSTITUTIONAL SHARES
  - No sales charge
  - Available for;
       - trust, agency or custodial accounts opened through Firstar Bank, Milwaukee, N.A.;
       - employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned institutional shares prior to June 18, 1999). Plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the Additional Statement;
       -  All clients of FIRMCO; and
       - those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Waterhouse Securities, Inc. and Jack White, a division of Waterhouse Securities, Inc. Check with your broker-dealer to see if you qualify for institutional shares.

RETAIL A SHARES
  - Initial sales charge of 4.50% or less
  - No deferred sales charge
  - Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
  - Available to any investor who does not qualify to purchase Institutional shares


RETAIL B SHARES
  - No initial sales charge
  - Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter
  - Converts to Retail A shares after six years
  - Available to any investor who does not qualify to purchase Institutional shares


A securities dealer, broker, financial institution or other industry professional ("shareowner organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Sales Charges and Waivers

INITIAL SALES CHARGES - for Retail A Shares of the Fund:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:


  Amount of Transaction        Sales Charge as a          Sales Charge as          Shareowner Organization
    at Offering Price        Percentage of Offering       Percentage of Net            Reallowances as a
                                     Price                  Asset Value             Percentage of Offering

Less than $100,000                  4.50%                     4.71%                       4.00%
$100,000 to $249,999                3.75%                     3.90%                       3.25%
$250,000 to $499,999                2.50%                     2.56%                       2.00%
$500,000 to $749,999                2.00%                     2.04%                       1.50%
$750,000 to $999,999                1.00%                     1.01%                       0.50%
$1,000,000 and above                0.25%                     0.25%                       0.25%




You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareowner organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareowner organizations may be deemed to be underwriters under the Act.

REDUCING YOUR SALES CHARGES AND WAIVERS - Retail A Shares
To qualify for a reduction of, or exception to the sales charge, you must notify your shareowner organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.


WAIVERS - RETAIL A SHARES
You may purchase retail shares without a sales charge if:

(a) you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.

(b) you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category (a) above

(c) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

(d) you purchase through certain external organizations that have entered into a service agreement with Firstar or its affiliates

(e) you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets less than $1 million at the time Firstar begins plan administration which commenced administration by Firstar on or after June 18, 1999

(f) you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace/R. Check with your broker-dealer to see if you qualify for this exemption.



REDUCING YOUR SALES CHARGES - RETAIL A SHARES

- Right of Accumulation - Existing Equity, Balanced and Bond Fund shares can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if all purchased at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Retail A Shares of an Equity, Balanced or Bond Fund within a period of 13 months. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.


CONTINGENT DEFERRED SALES CHARGE - Retail B Shares

     The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

     The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
-----------------------           ---------------------------------------------

Less than one                                5.00%
At least one but less than two               4.00%
At least two but less than three             3.00%
At least three but less than four            3.00%
At least four but less than five             2.00%
At least five but less than six              1.00%
At least six                                 None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareowner redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

     Shareowner organizations will recieve commissions in connection with sales of Retail B Shares. A commission equal to 4% of the amount invested is paid to authorized dealers.

     The contingent deferred sales charge a shareowner may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES

     Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareowner organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

(i) exchanges described under "Exchange of Shares"

(ii) redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

(iii) redemptions effected pursuant to a Fund's right to liquidate a shareowner's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance";

(iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or

(v) redemptions resulting from a certain tax-free return of an excess contribution.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES

Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareowner makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareowner's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such fund on the same date.

Upon conversion, the converted shares will be relieved of the distribution and shareowner servicing fees borne by Retail B Shares, although they will be subject to the shareowner servicing fees borne by Retail A Shares.

The conversion of Retail B Shares to Retail A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Retail B Shares would continue to be subject to higher expenses than Retail A Shares for an indeterminate period.

REINSTATEMENT PRIVILEGE

If you sell shares of a Firstar Fund or Firstar Stellar Fund, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as your investment professional is notified before you reinvest. All accounts involved must have the same registration. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES

The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment; however, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

PURCHASING SHARES
Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

MINIMUM INVESTMENTS
RETAIL SHARES
The minimum initial investment for Retail Shares in the Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL SHARES
There is no minimum initial or subsequent investment for Institutional Shares.


BUYING SHARES

Purchase requests accompanied by a check or wire payment received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.



                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT

Through a       - Contact your Shareowner         - Contact your Shareowner
Shareowner        Organization.                     Organization.
Organization

-------------------------------------------------------------------------------
By Mail         - Complete an application and     - Make your check payable to
                  mail it along with a check        Firstar Funds.  Please
                  payable to Firstar Funds,         include your sixteen-digit
                  P.O. Box 3011, Milwaukee, WI      account number on your
                  53201-3011:                       check and mail it to the
                  For overnight delivery mail       address at the left.
                  to; 615 E. Michigan St.,
                  Milwaukee, WI 53202.

-------------------------------------------------------------------------------
Automatically   - Call 1-800-677-FUND to obtain   - Complete a Periodic
(Retail A and     a purchase application, which     Investment Plan Application
B Shares)         includes information for a        to automatically purchase
                  Periodic Investment Plan or       more shares.
                  ConvertiFund/R Account.
                                                  - Open a ConvertiFund/R
                                                    account to automatically
                                                    invest proceeds from one
                                                    account to another account
                                                    of the Firstar Family of
                                                    Funds.

-------------------------------------------------------------------------------
By Wire         - Call 1-800-677-FUND prior to    - Call 1-800-677-FUND prior
                  sending the wire in order to      to sending the wire in order
                  obtain a confirmation number      to obtain a confirmation
                  and to ensure prompt and          number and to ensure prompt
                  accurate handling of funds.       and accurate handling of
                  Ask your bank to transmit         funds. Ask your bank to
                  immediately available funds       transmit immediately
                  by wire in the amount of your     available funds by wire as
                  purchase to:                      described at the left.
                  Firstar Bank Milwaukee,N.A.       Please include your
                  ABA # 0750-00022                  sixteen-digit account
                  Firstar Trust Department          number. The Fund and its
                  Account # 112-952-137             transfer agent are not
                  for further credit to [name       responsible for the
                  of Fund] [name/title on the       consequences of delays
                  account].                         resulting from the banking
                  The Fund and its transfer         or Federal Reserve Wire
                  agent are not responsible for     system, or from incomplete
                  the consequences of delays        wiring instructions
                  resulting from the banking or
                  Federal Reserve Wire system,
                  or from incomplete wiring
                  instructions.


-------------------------------------------------------------------------------
Internet        - Not Available.                  - Use Firstar Funds Direct to
www.firstar                                         exchange from another
funds.com                                           Firstar Fund account with
                                                    the same registration
                                                    including name, address
                                                    and taxpayer ID number.
                                                  - Purchase additional shares
                                                    using an electronic funds
                                                    transfer from your banking
                                                    institution for payment.
                                                  - Call 1-800-677-FUND to
                                                    authorize this service.


-------------------------------------------------------------------------------
By Telephone    - Call 1-800-677-FUND to          - Call 1-800-677-FUND to
Exchange          exchange from another Firstar     exchange from another
                  Fund account with the same        Firstar Fund account with
                  registration including name,      the same registration
                  address and taxpayer ID           including name, address
                  number.                           and taxpayer ID number.
-------------------------------------------------------------------------------

Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by the Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment; however, redemptions will not be paid until the transfer agent has received the completed application.


Additional Information on Buying Shares
The Fund will not accept payment in cash or third party checks for the purchase of shares.

Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

The Fund may authorize one or more brokers and other shareowner organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareowner organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareowner organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareowner organization or intermediary. Shareowner organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareowners should contact their shareowner organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareowner organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Institutional Shares:

All share purchases are effected pursuant to a customer's account at Firstar Bank Milwaukee, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareowner organizations involved. Firstar Trust and the other shareowner organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareowner organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.



REDEEMING SHARES

SELLING SHARES

Redemption requests received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.


-------------------------------------------------------------------------------
Through a       - Contact your Shareowner Organization
Shareowner
Organization
-------------------------------------------------------------------------------
By Phone        - Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500).
                  Redemption proceeds will only be sent to a shareowner's
                  address or bank account of a commercial bank located
                  within the United States as shown on the transfer agent's
                  records.  (Available only if telephone redemptions have
                  been authorized on the account application and if there
                  has been no change of address by telephone within the
                  preceding 15 days).
-------------------------------------------------------------------------------
By Mail         - Mail your instructions to the Firstar Funds, P.O. Box
                  3011, Milwaukee, WI  53201-3011 (via overnight delivery to
                  615 E. Michigan Street, Milwaukee, WI 53202).  Include the
                  number of shares or the amount to be redeemed, your
                  sixteen-digit account number and Social Security number or other taxpayer identification number.  Your instructions
                  must be signed by all persons required to sign for
                  transactions exactly as their names appear on the account.
                  If the redemption amount exceeds $50,000, or if the
                  proceeds are to be sent elsewhere than the address of
                  record, or the address of record has been changed by
                  telephone within the preceding 15 days, each signature
                  must be guaranteed in writing by either a commercial bank
                  that is a member of the FDIC, a trust company, a credit
                  union, a savings association, a member firm of a national
                  securities exchange or other eligible guarantor
                  institution.
-------------------------------------------------------------------------------
Internet        - Use Firstar Funds Direct to redeem up to $25,000.  Call
www.firstar       1-800-677-FUND to authorize this service.
funds.com

-------------------------------------------------------------------------------
Automatically   - Call 1-800-677-FUND for a Systematic Withdrawal Plan
                  application ($5,000 account minimum and $50 minimum per transaction).
-------------------------------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

ADDITIONAL TRANSACTION INFORMATION

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareowner of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.


Certificates
Certificates are only issued upon shareowner request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, the Fund may redeem your account. The Funds will impose no charge and will give you sixty days written notice prior to any redemption. The Funds may also redeem shares involuntarily if it is appropriate to do so to carry out the Funds' responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement referred to on the last page for examples of when such redemptions might be appropriate.

EXCHANGING OF SHARES

You may exchange your shares for Money Market Fund shares (except that Retail B shares are not exchangeable for Institutional Money Market Fund shares) or for shares of other Firstar Funds within the same share class if you are eligible to purchase the class at the time of the exchange. Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B shares acquired in an exchange will be subject to a contingent deferred sales charge upon redemption in accordance with this prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B shares.

Telephone exchange privileges automatically apply to each shareowner of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges; however, Firstar reserves the right to impose a charge in the future. In addition, shareowner organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

-- Exchanges are available only in states where exchanges may be legally made.

-- The minimum amount which may be exchanged is $1,000.

-- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

-- It may be difficult to make telephone exchanges in times of drastic economic or market changes.


Additional Shareowner Services


Shareowner Reports
Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 Days after transmitted by mail. Generally, the Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

Firstar Funds Website (www.firstarfunds.com)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareowners can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized online transactions when procedures are followed which are designed to confirm that the online transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds online. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the prospectus.


Automated Teleresponse Service
Shareowners using a touch-tone/R telephone can access information on the Fund 24 hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

Retirement Plans
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Funds Center at 1-800-677-FUND.



DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends and Capital Gains Distributions

-----------------
Reinvested
dividends and
distributions
receive the
same tax
treatment as
those paid in
cash.
-----------------

Dividends from net investment income of the Fund are declared and paid annually. Any capital gains are distributed annually. A shareowner's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareowner elects to receive distributions in cash.

If a shareowner has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareowner's address of record, such shareowner's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes

The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareowner, which would allow each Shareowner either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareowners may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of the
Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.


MANAGEMENT OF THE FUNDS

Advisory Services

FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $25.1 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser is responsible for the Fund's investment program, general investment criteria, and policies.

The Adviser has retained The Glenmede Trust Company ("Glenmede") as Sub-Adviser for the Core International Equity Fund. Glenmede is a limited purpose trust company chartered in 1956, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Glenmede currently has over $14.4 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund.

The Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareowner organizations, including, in the case of agency transactions, shareowner organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Sub-Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser will receive from the Fund a fee, calculated daily and payable monthly, at the annual rates (as a percentage of the Fund's average daily net assets) of 1.25% on the Fund's first $50 million and 1.05% of the Fund's average daily net assets in excess of $50 million.

The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the Fund's first $50 million and 0.30% of the Fund's average daily net assets in excess of $50 million.

Fund Manager

     Andrew B. Williams manages the Fund for the Sub-Adviser. Mr. Williams joined the Sub-Adviser in 1985 and is a Senior Vice President of Glenmede.


Performance History

     The Firstar Core International Equity Fund is managed by Andrew B. Williams of The Glenmede Trust Company. Mr. Williams is primarily responsible for the day-to-day management of the Fund and he uses substantially the same investment objective policies, restrictions and strategies as the Glenmede International Portfolio (the "Glenmede Fund"). The Glenmede Fund has been managed by Mr. Williams since November 17, 1988.

     Shares of the Glenmede Fund do not bear a sales load. Retail A Shares of the Firstar Core International Equity Fund bear a maximum front-end sales load of 4.50% and Retail B Shares of the Firstar Core International Equity Fund bear a maximum contingent deferred sales load of 5.00%.

     The following table sets forth the performance of the Glenmede Fund for the periods represented, and also sets forth that performance adjusted to reflect the maximum sales loads applicable to the Firstar Core International Equity Fund.

                           GLENMEDE FUND PERFORMANCE
                          Average Annual Total Return

                                       Five        Ten
                         One Year      Years      Years
                           Ended       Ended      Ended
                          9/30/99     9/30/99    9/30/99

Glenmede Fund
Glenmede Fund
(w/Retail A Load)
Glenmede Fund
(w/ Retail B Load)
MSCI EAFE/R Index

     The MSCI EAFE/R Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East. Investors cannot invest directly in the index.

     During the period October 1, 1989 through September 30, 1999, the expense ratio of the Glenmede Fund ranged between 0.14% and 0.13% of the Fund's average net assets, [and no fees were waived]. During the period October 1, 1989 through September 30, 1999, management fees for the Glenmede Fund ranged
between    and      of the Fund's average net assets, [and no fees were
       ---     ----
waived]. [In the absense of fee waivers, performance would be reduced.]
These fees were paid directly to The Glenmede Trust Company and are not reflected in the Glenmede Fund's expense ratio or in the performance chart above. The expense ratio of the Firstar Core International Equity Fund for the current fiscal year is anticipated to be 1.70% of the Fund's average net assets for Retail A Shares, 2.45% of average net assets for Retail B Shares, and 1.45% of average net assets for Institutional Shares (2.15%, 2.90%, and 1.90%, respectively, without waivers).

     Performance quotations of the Glenmede Fund represent past performance of the Glenmede Fund, which is separate and distinct from the Firstar Core International Equity Fund; do not represent past performance of the Core International Equity Fund; and should not be considered as representative of future results of the Core International Equity Fund.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers.

Administrative Services

      Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators") and receive fees for those services.

Shareowner Organizations - Retail A and B Shares

      The Fund has adopted distribution and service plans for the Retail A and Retail B shares. Under the distribution and service plans, the Fund may pay distribution fees for the sale and distribution of its shares and service fees for shareowner services. These fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Fund also has adopted service plans for the Retail A and B shares, under which the Fund may pay service fees for shareowner services to Retail A and B shareowners.

      For their services with respect to the Retail A shares, shareowner organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for distribution and/or shareowner support services. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. For their services with respect to the Retail B shares, shareowner organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25%, and 0.25% of the average daily net asset value of the shares covered by their agreement, respectively, for shareowner liaison under the distribution and service plan and for other support services under the service plan (as described below).

     Under these Plans, the Fund may enter into agreements with shareowner organizations, including affiliates of the Adviser (such as FIS). The shareowner organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareowner organization's agreement with Firstar. In addition, investors should contact their shareowner organizations with respect to the availability of shareowner services and the particular shareowner organization's procedures for purchasing and redeeming shares. It is the responsibility of shareowner organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

     The Fund makes no payments to its Distributor under the Plans for the Retail A shares or under the service plan for the Retail B shares. The Fund makes payments to its Distributor under the distribution and service plan for distribution services with respect to the Retail B shares. Payments to shareowner organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

     Shareowner organizations will provide support and/or, in the case of the distribution and service plan for the Retail A shares, distribution services to their customers who are the shareowners of the Fund. Under the Service Agreements, shareowner support services may include:
- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting
- forwarding sales literature and advertising

      Shareowner liaison services may include responding to customers' inquires and providing information on their investments, and other personal and account maintenance services within NASD Rules.

      The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

      Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareowner organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent

     Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, Milwaukee, N.A., an affiliate of the Adviser, provides custodial services for the Fund and receives fees for those services.


NET ASSET VALUE AND DAYS OF OPERATION

     The price of the Retail A, Retail B and Institutional shares (each, a "class") is based on net asset value per share. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

      Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading.

     The Fund's investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

      Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. The Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of the Fund may change on days when shareowners will not be able to purchase or redeem the Fund's shares.

      The Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

      Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the CORE International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' Additional Statement is available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareowner inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -      Firstar Funds, Inc., 615 East Michigan Street
               P.O. Box 3011
               Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------


On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov
                                  ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.




                       The Fund's Investment Company Act File Number is 811-5380


xxxxxxx

                           FIRSTAR MIDCAP INDEX FUND

                                 NOVEMBER 1, 1999




CONTENTS
                                                                    Page
                                                                    ----
THE FUND
The fund's objective and strategy, principal risks and expenses.

ADDITIONAL FUND INFORMATION
Types of Investment Risk

INVESTING WITH FIRSTAR FUNDS
Share Classes Available
Sales Charges and Waivers
Purchasing Shares
Buying Shares
Redeeming Shares
Exchanging Shares
Additional Shareowner Services

ADDITIONAL INFORMATION
Dividends, Capital Gains Distributions and Taxes
Management of the Fund
Net Asset Value and Days of Operation


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy and accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund involves investment risks, including the risk that you may lose money.


THE FUND

OBJECTIVE
     The investment objective of the Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareowners, although no change is currently anticipated.

 PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

     The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

     Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

     The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap 400 Index will be within +/-0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

     The Fund may invest in futures contracts.


PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

     The Fund is subject to market risk.  Market risk is the risk that the value
                            -----------   -----------
of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks perform less than large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

     If a large number of shareowners were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P MidCap 400 Index.

     The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
  - lower prices, or
  - losses that may not have been incurred if the Adviser did not have to purchase or sell the securities.

     The Fund's futures transactions involve derivatives risk.  Derivatives risk
                                             ----------------   ----------------
is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.



FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


                                        INSTITUTIONAL   RETAIL A    RETAIL B
                                           SHARES        SHARES      SHARES
                                        -------------   --------    --------

  SHAREOWNER FEES (fees paid directly
   from your investment)
  Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price)  ..................       None        4.50%         None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   offering price) ...................       None         None        5.00%<F1>
  Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends ...........       None         None         None
  Redemption Fees ....................       None<F2>     None<F2>     None<F2>
  Exchange Fees ......................       None         None         None

------------------------------------------------------------------------------


                         Management   Distribution      Other    Total Annual
                           Fees       and Service      Expenses       Fund
                           <F3>       (12b-1) Fees       <F5>      Operating
                                          <F4>                     Expenses<F6>
 ANNUAL FUND OPERATING
 EXPENSES (expenses that
 are deducted from Fund
 assets)
 Retail A                  0.25%         0.00%           0.70%       0.95%
 Retail B                  0.25%         0.75%           0.70%       1.70%
 Institutional             0.25%         0.00%           0.45%       0.70%
-------------------------------------------------------------------------------
<F1>A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2>A fee of $12.00 is charged for each wire redemption (Retail Shares) and
$15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, Milwaukee, N.A. is custodian.
<F3>The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.05% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year; however, it is voluntary and can be modified or terminated at any time without the Fund's consent.
<F4>The total of all 12b-1 fees and shareowner servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F5>"Other Expenses" is based on estimated amounts for the current fiscal year and includes (1) estimated administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a Shareowner Servicing fee to institutions under a Service Plan (described below under "Management of the Funds _ Shareowner Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
<F6>As a result of the fee waiver set forth in note 4, the Total Fund Operating
Expenses of the Retail A, Retail B and Institutional Shares of the Fund are estimated to be 0.75%, 1.50% and 0.50%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.



EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund (without the fee waivers) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year   3 Years
                                         ------   -------
  Retail A Shares                        $543      $739
  Retail B Shares
      Assuming complete redemption at
       end of period                      673       836
      Assuming no redemption              173       536
  Institutional                            72       224


Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

In addition to the compensation itemized above, shareowner organizations may charge fees for providing services in connection with their clients' investments in the Fund's shares.

TYPES OF INVESTMENT RISK

     The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Fund. Risks associated with particular types of investments the Fund makes are described in this section and in the Additional Statement referred to on the back page.



GENERAL RISKS OF INVESTING IN THE FUND

Complete Investment Program
 An investment in a single Fund, by itself, does not constitute a complete investment plan.

Derivatives Risk
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.


Liquidity Risk
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase and the futures contracts in which the Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.


Loss of Money
An investment in the Fund is not a deposit of Firstar Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Management Risk
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund
will achieve its investment objective.   Certain policies of the Fund, which may
not be changed without a shareowner vote, are described in the Additional Statement.

Market Risk
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Other Types of Investments
This Prospectus describes the Fund's principal investment strategies, and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareowners. It may also result in higher short-term capital gains taxable to shareowners.

Temporary Investment Risk
The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Valuation Risk
This is a risk that the Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Year 2000 Risk
Like other investment companies and financial service providers, the Fund could be adversely affected if the computer systems used by its investment adviser and the Fund's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. FIRMCO, the investment adviser to the Fund, and Firstar Corporation, FIRMCO's parent company, are taking steps to address the Year 2000 Problem with respect to the computer systems they use and are working with those entities with which they have business relationships which may impact the services provided to the Fund to determine the status of their Year 2000 initiatives. As of the date of this Prospectus, it is not anticipated shareowners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Fund's other major service providers; however, there can be no assurance that these steps taken by these service providers will be successful, or that interaction with other non-complying computer systems will not adversely impact the Fund. Also, companies in which the Fund invests could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

Foreign Risks - to the extent the Fund invests in foreign securities
When the Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities and, in particular, foreign debt securities are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The Fund will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when the Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities without receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Fund may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


Small Cap Stock Risk

Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.


ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

Other Investment Companies
The Fund may invest its cash balances in other investment companies which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareowners.


Borrowings, Reverse Repurchase Agreements
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareowner redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.


Options
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Fund may purchase put and call options in an amount not to exceed 5% of their respective net assets.

In addition, the Fund may write call options on securities and on various stock or bond indices. The Fund may write a call option only if the option is covered. The Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareowner redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Fund may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Fund intends to limit its transactions in futures contracts so that not more than 10% of the Fund's net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.




INVESTING WITH FIRSTAR FUNDS
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

The Fund offers three classes of shares; Retail A, Retail B and Institutional.

INSTITUTIONAL SHARES
  -  No sales charge
  -  Available for;
     - trust, agency or custodial accounts opened through Firstar Bank, Milwaukee, N.A.;
     - employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned institutional shares prior to June 18, 1999). Plans administered by Firstar with assets less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the Additional Statement;
     - All clients of FIRMCO; and
     - those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Waterhouse Securities, Inc. and Jack White, a division of Waterhouse Securities, Inc. Check with your broker-dealer to see if you qualify for institutional shares.

RETAIL A SHARES
-  Initial sales charge of 4.50% or less
-  No deferred sales charge
- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
- Available to any investor who does not qualify to purchase Institutional shares


RETAIL B SHARES
-  No initial sales charge
- Deferred sales charge _ Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter
-  Converts to Retail A shares after six years
- Available to any investor who does not qualify to purchase Institutional shares


A securities dealer, broker, financial institution or other industry professional ("shareowner organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - for Retail A Shares of the Fund:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:


                                                                  Shareowner
                                                                 Organization
                         Sales Charge as a   Sales Charge as   Reallowance as a
 Amount of Transaction     Percentage of      Percentage of      Percentage of
  at Offering Price       Offering Price     Net Asset Value    Offering Price


Less than $100,000            4.50%               4.71%              4.00%
$100,000 to $249,999          3.75%               3.90%              3.25%
$250,000 to $499,999          2.50%               2.56%              2.00%
$500,000 to $749,999          2.00%               2.04%              1.50%
$750,000 to $999,999          1.00%               1.01%              0.50%
$1,000,000 and above          0.25%               0.25%              0.25%



You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareowner organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareowner organizations may be deemed to be underwriters under the Act.

REDUCING YOUR SALES CHARGES AND WAIVERS - Retail A Shares
To qualify for a reduction of, or exception to the sales charge, you must notify your shareowner organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.


WAIVERS - RETAIL A SHARES
You may purchase retail shares without a sales charge if:

(a) you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.

(b) you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category (a) above

(c) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

(d) you purchase through certain external organizations that have entered into a service agreement with Firstar or its affiliates

(e) you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets less than $1 million at the time Firstar begins plan administration which commenced administration by Firstar on or after June 18, 1999

(f) you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace/R. Check with your broker-dealer to see if you qualify for this exemption



REDUCING YOUR SALES CHARGES - RETAIL A SHARES

- Right of Accumulation - Existing Equity, Balanced and Bond Fund shares can be combined with new purchases for purposes of calculating reduced sales charges.


- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if all purchased at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Retail A Shares of an Equity, Balanced or Bond Fund within a period of 13 months. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.


For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - Retail B Shares


     The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

     The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
----------------------              -------------------------------------------
Less than one                                5.00%
At least one but less than two               4.00%
At least two but less than three             3.00%
At least three but less than four            3.00%
At least four but less than five             2.00%
At least five but less than six              1.00%
At least six                                 None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareowner redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

     Shareowner organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 4% of the amount invested is paid to authorized dealers.

     The contingent deferred sales charge a shareowner may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES

     Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareowner organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

(i) exchanges described under "Exchange of Shares"

(ii) redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

(iii) redemptions effected pursuant to a Fund's right to liquidate a shareowner's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance";

(iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or

(v) redemptions resulting from a certain tax-free return of an excess contribution.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES

Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates _ either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareowner makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareowner's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such fund on the same date.

Upon conversion, the converted shares will be relieved of the distribution and shareowner servicing fees borne by Retail B Shares, although they will be subject to the shareowner servicing fees borne by Retail A Shares.

The conversion of Retail B Shares to Retail A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Retail B Shares would continue to be subject to higher expenses than Retail A Shares for an indeterminate period.

REINSTATEMENT PRIVILEGE

If you sell shares of a Firstar Fund or Firstar Stellar Fund, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as your investment professional is notified before you reinvest. All accounts involved must have the same registration. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES

The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment; however, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

PURCHASING SHARES
Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

MINIMUM INVESTMENTS
RETAIL SHARES
The minimum initial investment for Retail Shares in the Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL SHARES
There is no minimum initial or subsequent investment for Institutional Shares.


BUYING SHARES

Purchase requests accompanied by a check or wire payment received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.



-------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------

Through a Shareowner  - Contact your Shareowner       - Contact your Shareowner
Organization            Organization.                   Organization.

-------------------------------------------------------------------------------
By Mail               - Complete an application and   - Make your check
                        mail it along with a check      payable to Firstar
                        payable to Firstar Funds,       Funds.  Please include
                        P.O. Box 3011,                  your sixteen-digit
                        Milwaukee, WI  53201-3011:      account number on your
                        For overnight delivery mail     check and mail it to
                        to; 615 E. Michigan St.,        the address at the
                        Milwaukee, WI 53202.            left.

-------------------------------------------------------------------------------
Automatically         - Call 1-800-677-FUND to        - Complete a Periodic
(Retail A and B         obtain a purchase               Investment Plan
Shares)                 application, which includes     Application to
                        information for a Periodic      automatically purchase
                        Investment Plan or              more shares.
                        ConvertiFund/R Account.
                                                      - Open a ConvertiFund/R
                                                        account to
                                                        automatically invest
                                                        proceeds from one
                                                        account to another
                                                        account of the Firstar
                                                        Family of Funds.


-------------------------------------------------------------------------------
By Wire               - Call 1-800-677-FUND prior     - Call 1-800-677-FUND
                        to sending the wire in          prior to sending the
                        order to obtain a               wire in order to
                        confirmation number and to      obtain a confirmation
                        ensure prompt and accurate      number and to ensure
                        handling of funds.  Ask         prompt and accurate
                        your bank to transmit           handling of funds. Ask
                        immediately available funds     your bank to transmit
                        by wire in the amount of        immediately available
                        your purchase to:               funds by wire as
                        Firstar Bank Milwaukee,         described at the left.
                        N.A. ABA #0750-00022            Please include your
                        Firstar Trust Department        sixteen-digit account
                        Account #112-952-137            number. The Fund and
                        for further credit to           its transfer agent are
                        [name of Fund]                  not responsible for the
                        [name /title on the             consequences of delays
                        account].                       resulting from
                        The Fund and its transfer       the banking or Federal
                        agent are not responsible       Reserve Wire system,
                        for the consequences of         or from incomplete
                        delays resulting from the       wiring instructions.
                        banking or Federal Reserve
                        Wire system, or from
                        incomplete wiring
                        instructions.

-------------------------------------------------------------------------------
Internet              - Not Available                 - Use Firstar Funds
www.firstarfunds.com                                    Direct to exchange
                                                        from another Firstar
                                                        Fund account with the
                                                        same registration
                                                        including name,
                                                        address and taxpayer
                                                        ID number.
                                                      - Purchase additional
                                                        shares using an
                                                        electronic funds
                                                        transfer from your
                                                        banking institution
                                                        for payment.
                                                      - Call 1-800-677-FUND to
                                                        authorize this service.

-------------------------------------------------------------------------------
By Telephone          - Call 1-800-677-FUND to        - Call 1-800-677-FUND to
Exchange                exchange from another           exchange from another
                        Firstar Fund account with       Firstar Fund account
                        the same registration           with the same
                        including name, address and     registration including
                        taxpayer ID number.             name, address and
                                                        taxpayer ID number.

-------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by the Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment; however, redemptions will not be paid until the transfer agent has received the completed application.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Additional Information on Buying Shares
-------------------------------------------------------------------------------
The Fund will not accept payment in cash or third party checks for the purchase of shares.

Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

The Fund may authorize one or more brokers and other shareowner organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareowner organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareowner organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareowner organization or intermediary. Shareowner organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareowners should contact their shareowner organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareowner organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

-------------------------------------------------------------------------------
For Owners of Institutional Shares:
-------------------------------------------------------------------------------

All share purchases are effected pursuant to a customer's account at Firstar Bank Milwaukee, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareowner organizations involved. Firstar Trust and the other shareowner organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareowner organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.


In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.



REDEEMING SHARES

SELLING SHARES

Redemption requests received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.



-------------------------------------------------------------------------------
Through a Shareowner  - Contact your Shareowner Organization
Organization

-------------------------------------------------------------------------------
By Phone              - Call 1-800-677-FUND with your account name, sixteen
                        digit account number and amount of redemption
                        (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding
                        15 days).


-------------------------------------------------------------------------------
By Mail               - Mail your instructions to the Firstar Funds, P.O.
                        Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

-------------------------------------------------------------------------------
Internet              - Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com    Call 1-800-677-FUND to authorize this service.

-------------------------------------------------------------------------------
Automatically         - Call 1-800-677-FUND for a Systematic Withdrawal Plan
                        application ($5,000 account minimum and $50 minimum per transaction).


Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

-------------------------------------------------------------------------------
The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
-------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

-------------------------------------------------------------------------------
Telephone Requests
-------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareowner of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.



-------------------------------------------------------------------------------
Certificates
-------------------------------------------------------------------------------
Certificates are only issued upon shareowner request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.


-------------------------------------------------------------------------------
Additional Redemption Information
-------------------------------------------------------------------------------
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

-------------------------------------------------------------------------------
Accounts Below the Minimum Balance
-------------------------------------------------------------------------------
If your account falls below $1,000, the Fund may redeem your account. The Fund will impose no charge and will give you sixty days written notice prior to any redemption. The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement referred to on the last page for examples of when such redemptions might be appropriate.



-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

You may exchange your shares for Money Market Fund shares (except that Retail B shares are not exchangeable for Institutional Money Market Fund shares) or for shares of other Firstar Funds within the same share class if you are eligible to purchase the class at the time of the exchange. Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B shares acquired in an exchange will be subject to a contingent deferred sales charge upon redemption in accordance with this prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B shares.

Telephone exchange privileges automatically apply to each shareowner of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges; however, Firstar reserves the right to impose a charge in the future. In addition, shareowner organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

-- Exchanges are available only in states where exchanges may be legally made.

-- The minimum amount which may be exchanged is $1,000.

-- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

-- It may be difficult to make telephone exchanges in times of drastic economic or market changes.


Additional Shareowner Services

-------------------------------------------------------------------------------
Shareowner Reports
-------------------------------------------------------------------------------
Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 Days after transmitted by mail. Generally, the Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

-------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
-------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareowners can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized online transactions when procedures are followed which are designed to confirm that the online transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds online. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the prospectus.

-------------------------------------------------------------------------------
Automated Teleresponse Service
-------------------------------------------------------------------------------
Shareowners using a touch-tone/R telephone can access information on the Fund 24 hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

-------------------------------------------------------------------------------
Retirement Plans
-------------------------------------------------------------------------------
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Funds Center at 1-800-677-FUND.



DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

-------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
-------------------------------------------------------------------------------

Dividends from net investment income of the Fund are declared and paid quarterly.

-------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
-------------------------------------------------------------------------------
Any capital gains are distributed annually. A shareowner's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareowner elects to receive distributions in cash.
If a shareowner has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareowner's address of record, such shareowner's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


-------------------------------------------------------------------------------
Federal Taxes
-------------------------------------------------------------------------------

The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

-------------------------------------------------------------------------------
State and Local Taxes
-------------------------------------------------------------------------------
Shareowners may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of the
Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.


MANAGEMENT OF THE FUNDS

-------------------------------------------------------------------------------
Advisory Services
-------------------------------------------------------------------------------

FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $25.1 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of the Fund, the Adviser manages the Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareowner organizations, including, in the case of agency transactions, shareowner organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser will receive from the Fund a fee, calculated daily and payable monthly, at the annual rate (as a percentage of the Fund's average daily net assets) of 0.25%.

-------------------------------------------------------------------------------
Administrative Services
-------------------------------------------------------------------------------

      Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators") and receive fees for those services.

-------------------------------------------------------------------------------
Shareowner Organizations - Retail A and B Shares
-------------------------------------------------------------------------------

     The Fund has adopted distribution and service plans for the Retail A and Retail B shares. Under the distribution and service plans, the Fund may pay distribution fees for the sale and distribution of its shares and service fees for shareowner services. These fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund also has adopted service plans for the Retail A and B shares, under which the Fund may pay service fees for shareowner services to Retail A and B shareowners.

     For their services with respect to the Retail A shares, shareowner organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for distribution and/or shareowner support services. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. For their services with respect to the Retail B shares, shareowner organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25%, and 0.25% of the average daily net asset value of the shares covered by their agreement, respectively, for shareowner liaison under the distribution and service plan and for other support services under the service plan (as described below).

     Under these Plans, the Fund may enter into agreements with shareowner organizations, including affiliates of the Adviser (such as FIS). The shareowner organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareowner organization's agreement with Firstar. In addition, investors should contact their shareowner organizations with respect to the availability of shareowner services and the particular shareowner organization's procedures for purchasing and redeeming shares. It is the responsibility of shareowner organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

     The Fund makes no payments to its Distributor under the Plans for the Retail A shares or under the service plan for the Retail B shares. The Fund makes payments to its Distributor under the distribution and service plan for distribution services with respect to the Retail B shares. Payments to shareowner organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

     Shareowner organizations will provide support and/or, in the case of the distribution and service plan for the Retail A shares, distribution services to their customers who are the shareowners of the Fund. Under the Service Agreements, shareowner support services may include:
-  assisting investors in processing purchase, exchange and redemption requests
-  processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
-  providing sub-accounting
-  forwarding sales literature and advertising

     Shareowner liaison services may include responding to customers' inquires and providing information on their investments, and other personal and account maintenance services within NASD Rules.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

     Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareowner organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.



-------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
-------------------------------------------------------------------------------

     Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, Milwaukee, N.A., an affiliate of the Adviser, provides custodial services for the Fund and receives fees for those services.



NET ASSET VALUE AND DAYS OF OPERATION

     The price of the Retail A, Retail B and Institutional shares (each, a "class") is based on net asset value per share. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

     Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading.

     The Fund's investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

     Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. The Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of the Fund may change on days when shareowners will not be able to purchase or redeem the Fund's shares.

     The Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

     Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

"STANDARD & POOR'S/R", S&P/R", "S&P MIDCAP400 INDEX" AND "STANDARD & POOR'S MIDCAP 400 INDEX" ARE TRADEMARKS OF THE MCGRAW HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY FIRSTAR FUNDS. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund and its policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' Additional Statement is available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareowner inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail - Firstar Funds, Inc.
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov
                            ------------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


               The Fund's Investment Company Act File Number is 811-5380


xxxxxxx


                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information
                                November 1, 1999


Firstar MidCap Index Fund                 Firstar Core International Equity Fund

                               TABLE OF CONTENTS
                               ------------------
                                                                        Page
                                                                        ----

Firstar Funds, Inc................................................
Description of the Funds and their Investments and Risks..........
Investment Strategies and Risks...................................
Net Asset Value...................................................
Additional Purchase and Redemption Information....................
Description of Shares.............................................
Additional Information Concerning Taxes...........................
Management of the Company.........................................
Custodian, Transfer Agent and Accounting Services Agent...........
Expenses..........................................................
Independent Accountants ..........................................
Counsel...........................................................
Performance Calculations..........................................
Miscellaneous.....................................................
Appendix A........................................................       A-1
Appendix B........................................................       B-1

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.' s prospectuses ("Prospectuses") dated November 1, 1999, for Institutional, Retail A and Retail B Shares of the MidCap Index Fund and Core International Equity Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND.


                              FIRSTAR FUNDS, INC.


     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class of the Funds is currently divided into three series, a Retail A, Retail B and Institutional series. This SAI pertains to Retail A Shares, Retail B Shares and Institutional Shares of two diversified portfolios, the MidCap Index Fund and Core International Equity Fund (collectively the "Funds"). The Funds commenced operations on November 1, 1999. The Company also offers other investment portfolios which are described in a separate statements of additional information. For information concerning these other portfolios, contact the Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     The Company is a diversified, open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the MidCap Index Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the Core International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has employed The Glenmede Trust Company (the "Sub-Adviser" or "Glenmede"). Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Core International Equity Fund.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     The Advisory Agreement between the Company and the Adviser and with respect to the Core International Equity Fund and the Sub-Advisory Agreement among the Company, the Adviser and Sub-Adviser, provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


                        INVESTMENT STRATEGIES AND RISKS


     Ratings. The ratings of Standard & Poor's, Moody's and other nationally
     -------
recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending.  Each of the Funds may lend its portfolio securities to
     ------------------
unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the Core International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the Core International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. The Funds may invest from time to time in "money
     ------------------------
market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable. The Core International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the Adviser (or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the Core International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the Core International Equity Fund) deem the investment to involve minimal credit risk.

     Repurchase Agreements.  Each Fund may agree to purchase securities from
     ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the Core International Equity Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies.  Each Fund currently intends to limit its investments
     --------------------
in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Funds would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

     U.S. Government Obligations. The Funds may invest in a variety of U.S.
     ---------------------------
Treasury obligations including bonds, notes and bills which mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Bank Obligations.  For purposes of the Fund's investment policies with
     ----------------
respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipt") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

     Restricted Securities.  The Funds may invest up to 15% of net assets in
     ---------------------
securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money
     --------------------------------------------
to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareowner redemptions from banks or through reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

     Preferred Stocks.  The Core International Equity Fund may invest in
     ----------------
preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Derivatives risk. The Core International Equity Fund may invest in
     ----------------
derivatives. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     When-Issued Purchases, Delayed Delivery and Forward Commitments.  These
     ---------------------------------------------------------------
Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

      The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


Other Investment Considerations - Core International Equity Fund
---------------------------------------------------------------

      The Core International Equity Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria. The Fund's investment in equity securities may include limited partnership interests.

      The increase or decrease of cash equivalents in the Fund is primarily the residual effect of the research process. The portion of the Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. Under normal market conditions at least 65% of the value of the Fund's total assets will be invested in equity securities. The Fund does not attempt to "time" the securities market.

     Foreign Equities.  The Core International Equity Funds' investments in the
     ----------------
securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

     Investments in foreign securities, whether made directly or through ADRs , involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. See the section entitled "Foreign Currency Transactions" below. The Fund and its shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the Fund is expected to be volatile.

            The Core International Equity Fund may invest in emerging market countries. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

      Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

     Reverse Repurchase Agreements.  The Core International Equity Fund may
     -----------------------------
engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, for temporary purposes only. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Forward Currency Contracts.  The Core International Equity Fund may enter
     --------------------------
into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds).

      The Core International Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the Core International Equity Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Core International Equity Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Core International Equity Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Foreign Currency Transactions.  Although the Core International Equity Fund
     -----------------------------
values its assets daily in U.S. dollars, the Fund is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

      Except where segregated accounts are not required under the 1940 Act, when this Fund enters into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of this Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

Other Investment Considerations - MidCap  Index Fund
----------------------------------------------------
     MidCap Index Fund Management Techniques. When purchasing securities for the MidCap Index Fund's portfolio, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P MidCap 400 Index. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P MidCap 400 Index.

     The Adviser will then compare the industry sector diversification of the stocks in the Fund, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P MidCap 400 Index. This comparison is made because the Adviser believes, unless the Fund holds all stocks included in the S&P MidCap 400 Index which it currently does not, that the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P MidCap 400 Index) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P MidCap 400 Index. Conversely, if smaller companies were not purchased by the Fund, industries included in the S&P MidCap 400 Index that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P MidCap 400 Index).

     If an issuer drops in ranking, or is eliminated entirely from the S&P MidCap 400 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P MidCap 400 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P MidCap 400 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors.
However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a bias towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

     For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P MidCap 400 Index. This process continues until the portfolio is fully invested (except for cash holdings).

     The Fund may occasionally receive securities that are outside of the S&P MidCap 400 Index due to corporate reorganizations or spin-offs. The Fund will dispose of those securities in due course consistent with the Fund's investment objective.

Other Portfolio Information
---------------------------

     Options Trading.  As stated in the Prospectus, the MidCap Index Fund may
     ---------------
purchase put and call options. Option purchases will not exceed 5% of the MidCap Index Fund's net assets. Such options will relate only to stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     The MidCap Index Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, the MidCap Index Fund may sell covered call options listed on a national securities exchange. Such options will relate only to stock indices. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the MidCap Index Fund will not exceed 5% of the value of its net assets during the current year.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options. The Adviser may determine that it would be in the best interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. MidCap Index Fund will purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the MidCap Index Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the
transaction costs, if the contract were closed out.   Thus, a purchase or sale
of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract of related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commissions ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator".

     The MidCap Index Fund intends to limit its transactions in futures contracts so that not more than 10% of the Fund's net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

     Foreign Securities and American Depository Receipts ("ADRs"). The Core
     ------------------------------------------------------------
International Equity Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     The Core International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

     Zero Coupon Bonds.  Zero coupon obligations have greater price volatility
     -----------------
than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareowners. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Small Companies and Unseasoned Issuers.  Small companies in which the Funds
     --------------------------------------
may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

     Securities of unseasoned companies, that is, companies with less than three years' of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Core International Equity Fund when the Sub-Advisor believes such investments offer possibilities of attractive capital appreciation.

     Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes.


 Investment Limitations
-----------------------

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the Core International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to all Funds there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

     If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds will promptly reduce such amount. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the Core International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

     With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.


                                NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for the Institutional Shares, Retail A Shares and Retail B Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareowner Servicing Plans applicable only to Retail A Shares and Retail B Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the Core International Equity Fund and at the current bid prices for
the other Funds.   Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the Core International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the Core International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail A Shares based on the value of each such Fund's net assets and number of outstanding securities at November 1, 1999, follows:

                                        MidCap         Core International
                                        Index                Equity
                                         Fund                 Fund

               Net Asset Value
                 Per Share              $10.00              $10.00
                                        ------             -------
               Sales Charge, 4.50%
                 of offering price
                 (4.71% of net asset
                 value per share)         0.47                0.47
                                        ------             -------
               Public Offering Price    $10.47              $10.47
                                        ------             -------

     Shareowner organizations or Institutions may be paid by the Funds for advertising, distribution or shareowner services. Depending on the terms of the particular account, shareowner organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Funds' Prospectus under "Redemption of Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.
---------------------------------------------

     A. Rights of Accumulation

     As stated in the Prospectuses, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1000, the sales charge applicable to the subsequent purchase would be reduced to 3.75% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B. Letter of Intent

     As discussed in the Prospectuses, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated as the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

     Exchange Privilege. By use of the exchange privilege, shareowners authorize
     ------------------
the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

     Exchange transactions described in paragraphs A, B, C, D, E and F below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or Money Market Fund Shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareowner subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and Money Market Fund Shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Fund for shares of any other Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

      Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC.  Certain types of redemptions may also qualify for an
     --------------------
exemption from the contingent deferred sales charge. To receive exemptions (vi) or (viii) below, a shareowner must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your Shareowner Organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code");

(ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial account maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age;

(iii) redemptions in connection with the death or disability of a shareowner; or

(iv) redemptions resulting from certain tax-free returns of excess contributions pursuant to section 408(d)(4) or (5) of the Code.


     Additional Information Regarding Shareowner Services for Retail Shares
     ----------------------------------------------------------------------

     The Retail A and Retail B Shares of the Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail A and Retail B Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail A and Retail B Shares of the Funds permit shareowners to effect ConvertiFund/R transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail A or Retail B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund/R transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail A and Retail B Shares of the Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class below is divided into three series designated as Institutional Shares, Retail A Shares and Retail B Shares (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:






Class-Series of        Fund in which Stock             Number of Authorized
Common Stock           Represents Interest             Shares in Each Series
-----------------      --------------------            ---------------------

19-Institutional       MidCap Index                         100 Million
19-A                                                        100 Million
19-B                                                        100 Million
20-Institutional       Core International                   100 Million
20-A                                                        100 Million
20-B                                                        100 Million



-------------
     The Board of Directors has also authorized the issuance of classes 1 through 18 common stock representing interests in eighteen other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into ten additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

     Shareowners of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

      When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.


                           MANAGEMENT OF THE COMPANY

      The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareowners.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:


                       POSITION(S) HELD   PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS & AGE    WITH THE COMPANY   5 YEARS AND OTHER AFFILIATIONS

James M. Wade          Chairman of the    Vice President and Chief Financial
2802 Wind Bluff        Board              Officer, Johnson Controls, Inc.
Circle                                    (a controls manufacturing company)
Wilmington, NC 28409                      January 1987-May 1991.
Age: 55

Glen R. Bomberger      Director           Executive Vice President, Chief
One Park Plaza                            Financial Officer and Director, A.O.
11270 West Park Place                     Smith Corporation (a diversified
Milwaukee, WI                             manufacturing company) since January
53224-3690                                1987; Director of companies
Age: 61                                   affiliated with A.O. Smith
                                          Corporation; Chief Financial
                                          Officer, Director and Vice
                                          President, Smith Investment Company;
                                          Officer and Director of companies
                                          affiliated with Smith Investment
                                          Company.

Jerry G. Remmel           Director        Vice President, Treasurer and Chief
16650A Lake Circle                        Financial Officer of Wisconsin
Brookfield, WI 53005                      Energy Corporation 1994-1996;
Age: 67                                   Treasurer of Wisconsin Electric
                                          Power Company 1973-1996; Director of
                                          Wisconsin Electric Power Company
                                          1989-1996; Senior Vice President,
                                          Wisconsin Electric Power Company
                                          1988 - 1994; Chief Financial
                                          Officer, Wisconsin Electric Power
                                          Company 1983-1996; Vice President
                                          and Treasurer, Wisconsin Electric
                                          Power Company, 1983 - 1989.

Richard K. Riederer       Director        President and Chief Executive
400 Three Springs Drive                   Officer of Weirton Steel since 1995;
Weirton, WV  26062-4989                   Director of Weirton Steel since
Age: 54                                   1993; Executive Vice President and
                                          Chief Financial Officer, Weirton
                                          Steel January 1994 - 1995; Vice
                                          President of Finance and Chief
                                          Financial Officer, Weirton Steel
                                          January 1989-1994; Member, Board of
                                          Directors of American Iron and Steel
                                          Institute since 1995; Member, Board
                                          of Directors, National Association
                                          of Manufacturers since 1995; Member,
                                          Board of Directors, WESBANCO since
                                          September 1997.

Charles R. Roy            Director        Vice President - Finance, Chief
14245 Heatherwood Court                   Financial Officer and Secretary,
Elm Grove, WI  53122                      Rexnord Corporation (an equipment
Age: 68                                   manufacturing company), 1988 - 1992;
                                          Vice President - Finance and
                                          Administration, Rexnord Inc., 1982 -
                                          1988; Officer and Director of
                                          several Rexnord subsidiaries until
                                          1992.

Mary Ellen Stanek<F1>     Director,       President of FIRMCO since 1994 and
777 E. Wisconsin Avenue,  President       Chief Executive Officer, FIRMCO
Suite 800                 and             since 1998; Director of FIRMCO since
Milwaukee, WI  53202      Treasurer       1992 and Director Fixed Income
Age: 42                                   Securities of FIRMCO since 1990.

W. Bruce McConnell, III   Secretary       Partner of the law firm of Drinker
One Logan Square                          Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA  19103
Age: 55

Laura J. Rauman           Vice            Vice President of Operations, FIRMCO
777 E. Wisconsin Avenue,  President       since 1995; Senior Auditor, Price
Suite 800                                 Waterhouse, LLP, prior thereto.
Milwaukee, WI 53202
Age: 30

                       POSITION(S) HELD   PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS & AGE    WITH THE COMPANY   5 YEARS AND OTHER AFFILIATIONS

Joseph C. Neuberger       Assistant       Vice President, Firstar Mutual Fund
615 E. Michigan Street    Treasurer       Services, LLC since 1994; Manager,
Milwaukee, WI 53202                       Arthur Andersen LLP, prior thereto.
Age: 37

Bronson J. Haase<F1>      Director        President and CEO of Wisconsin Gas
626 E. Wisconsin Avenue                   Company, WICOR Energy, FieldTech and
Milwaukee, WI 53202                       Vice President of WICOR, Inc. since
Age: 54                                   1998; President and CEO of
                                          Ameritech - Wisconsin (formerly
                                          Wisconsin Bell Communications) 1993-
                                          1997; Trustee of Roundy Foods.

<F1>  Mr. Haase and Ms. Stanek are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1998 of the Company's Directors.

                                                                 TOTAL
                                                             COMPENSATION
                                 PENSION OR    ESTIMATED         FROM
                   AGGREGATE     RETIREMENT      ANNUAL         COMPANY
                  COMPENSATION   ACCRUED AS     BENEFITS       AND FUND
    NAME OF         FROM THE    PART OF FUND      UPON      COMPLEX<F1> PAID
PERSON/POSITION     COMPANY       EXPENSES     RETIREMENT    TO DIRECTORS
---------------   ------------  ------------   ----------   ----------------

 James M. Wade      $18,500          $0            $0          $18,500
Chairman of the
     Board

    Glen R.         $15,000<F2>      $0            $0          $15,000
   Bomberger
   Director

Jerry G. Remmel     $15,000          $0            $0          $15,000
   Director

  Richard K.        $15,000          $0            $0          $15,000
   Riederer
   Director

Charles R. Roy      $15,000          $0            $0          $15,000
   Director

  Bronson J.         $3,500          $0            $0           $3,500
     Haase
   Director


     <F1>The "Fund Complex" includes only the Company.  The Company is comprised of 20 separate portfolios.
     <F2>Includes $15,000 which Mr. Bomberger elected to defer under the
Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1998, the Directors and Officers received aggregate fees and reimbursed expenses of $82,754. Ms. Stanek, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer respectively, although FIRMCO, of which Ms. Stanek and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

      Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.



Advisory Services
-----------------

     FIRMCO is the investment adviser to the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of com-pensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     With regard to the Core International Equity Fund, under the Investment Advisory Agreement, the Adviser is authorized to employ or associate itself with a subadviser. The Adviser has employed The Glenmede Trust Company ("Glenmede") as Sub-Adviser to the Core International Equity Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the Fund. See "Sub-Adviser" below.

     Sub-Adviser.  The Core International Equity Fund receives sub-advisory
     -----------
services from Glenmede (the "Sub-Adviser"). Under the terms of the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the Core International Equity Fund with respect to its investments. The Sub-Adviser is responsible for decisions to buy and sell the Core International Equity Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the Core International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

     Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the Core International Equity Fund or the Company, or to any shareowner of the Core International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and its services under the Sub-Adviser agreement.


     Banking Laws and Regulations.  Banking laws and regulations, including the
     ----------------------------
Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act
        -------------------------------------
prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment
              --------------------------------------------------------------
Company Institute that the Board did not exceed its authority under the Holding
-----------------
Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Services ("Firstar Trust") are subject to such banking laws and regulations.

      FIRMCO and Firstar Trust believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareowner approval.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.


Administration and Distribution Services
----------------------------------------

     Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") are Co-Administrator to the Funds. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by
Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Mutual Fund Services, LLC or counsel to the Company, as requested by Firstar Mutual Fund Services, LLC; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Mutual Fund Services, LLC; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Funds, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareowners; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareowners and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectuses, SAI, By-laws and Articles of Incorporation.

     The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

     Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

Shareowner Organizations
------------------------


Retail A Shares
     As stated in the Funds' Prospectuses the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include:
(i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Shareowner Organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail A Shares.

     The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares
     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

     Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail A and Retail B Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations will benefit each Fund and the holders of Retail A or Retail B Shares as a way of allowing Shareowner Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organization who own Retail A or Retail B Shares. Any material amendment to the arrangements with Shareowner Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund involved.
So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with Firstar, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareowner Organizations with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.


            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank Milwaukee, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank Milwaukee, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank Milwaukee, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank Milwaukee, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank Milwaukee, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank Milwaukee, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. The Chase Manhattan Bank performs certain foreign custodial services related to the Core International Equity Fund.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per Fund, plus certain other transaction charges and reimbursement for expenses.


     In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets; MidCap Index Fund -- $27,500 on the first $40 million, 0.0125% on the next $200 million, and 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses; and Core International Equity Fund -- $31,250 on the first $40 million, 0.025% on the next $200 million, 0.0125% on the next $200 million, 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses.

                               EXPENSES

     Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareowner Organization fees (Retail A and Retail B Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, costs of shareowner reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company.

                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.

                            PERFORMANCE CALCULATIONS

     From time to time, the total return of the Retail A Shares, Retail B Shares and Institutional Shares of each Fund may be quoted in advertisements, shareowner reports or other communications to shareowners. Performance information is generally available by calling the Firstar Funds Center at 1-800-677-FUND.


Total Return Calculations.
-------------------------

      Each Fund computes "average annual total return" separately for its Retail A, Retail B and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                n
                        P(1 + T) = ERV

                  Where: T =  average annual total return.

                       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =   hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

     The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:
                         ERV
                  T = [(-----) - 1]
                          P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4.50% maximum front-end sales charge in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of an equity Fund's shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell MidCap; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price Index and the Consumer Price Index. In addition, the total return of a series of shares of the Core International Equity Fund will be compared to the MSCI EAFE/R Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of total return and will reduce total return received by the accounts.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectuses, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of July 31, 1999, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Services, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund: 1.0%; Institutional Money Market Fund: 76%; Tax-Exempt Money Market Fund: 66%; U.S. Treasury Money Market Fund: 46%; U.S. Government Money Market Fund: 77%; Growth and Income Fund: 68%; Short-Term Bond Market Fund: 61%; Special Growth Fund: 75%; Bond IMMDEX/TM Fund: 68%; Equity Index Fund: 75%; Balanced Income Fund: 73%; Balanced Growth Fund: 74%; Intermediate Bond Market Fund: 81%; Growth Fund: 81%; Tax-Exempt Intermediate Bond Fund: 66%; International Equity Fund: 86%; MicroCap Fund: 82%, and Emerging Growth Fund: 89%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

     The MidCap Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the MidCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the MidCap Index Fund particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Company or the MidCap Index Fund. S&P has no obligation to take the needs of the Company or shareholders of the MidCap Index Fund into consideration in determining, composing or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the MidCap Index Fund or the timing of the issuance or sale of the MidCap Index Fund or in the determination or calculation of the equation by which the MidCap Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the MidCap Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MidCap 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




                                   APPENDIX A
                                  -----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

          "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD," and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

          Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
 both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
 contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale.  A Fund would engage in an interest rate
     ---------------------------------
 futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase.  A Fund  might engage in an interest
     -------------------------------------
 rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -----------------------

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectuses. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                        Futures
               ----------                       --------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 130
         Actual Cost = $65,000    Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500   Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:


Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 120
      Stock with Value = $960,000     Value of Futures = $960,000
   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                        Futures
               ---------                        --------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125


            Equity Portfolio       Value of Futures=$62,500/Contract


               Portfolio                        Futures
               ---------                        --------

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 120
         Actual Cost - $60,000    Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500   Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures
               ---------                        --------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000   Value of Futures = $1,040,000
     Gain in Portfolio Value = $40,000  Loss on Futures = $40,000

III. Futures Contracts on Foreign Currencies
     ---------------------------------------
          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Core International Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

 V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

 VI.  Options on Futures Contracts.
      ----------------------------

      A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

 VII. Accounting and Tax Treatment.
     ----------------------------

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.


xxxxxxx


                          PART C.  OTHER INFORMATION


     Item 23.  Exhibits.

        (a) (1) Articles of Incorporation filed February 19, 1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-Effective Amendment No. 28").

             (2) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28.

             (3) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28.

             (4) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit
                  (1)(d) to Post-Effective Amendment No. 28.

             (5) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 28.

             (6) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit
                  (1)(f) to Post-Effective Amendment No. 28.

             (7) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit
                  (1)(g) to Post-Effective Amendment No. 28.

             (8) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit
                  (1)(h) to Post-Effective Amendment No. 28.

             (9) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit
                  (1)(i) to Post-Effective Amendment No. 28.

             (10) Amendment No. 9 to the Articles of Incorporation filed July
                  20, 1995 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 28.

             (11) Amendment No. 10 to the Articles of Incorporation filed
                  November 10, 1995 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 28.

             (12) Amendment No. 11 to Articles of Incorporation filed July 21,
                  1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 32.

             (13) Amendment No. 12 to Articles of Incorporation filed January
                  12, 1998 with respect to change of name to Firstar Funds, Inc. is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 34.


             (14) Amendment No. 13 to Articles of Incorporation filed February
                  17, 1999 with respect to Retail B Shares is incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 36.

             (15) Form of Amendment No. 14 to Articles of Incorporation with respect to Core International Equity Fund.

             (16) Form of Amendment No. 15 to Articles of Incorporation with respect to MidCap Index Fund.

        (b) (1) Registrant's By-laws dated September 9, 1988 are incorporated by reference to Exhibit (2)(a) to Post-Effective Amendment No. 28.

             (2) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

             (3) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

             (4) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

        (c) (1) See Articles V and VII of the Articles of Incorporation which are included as Exhibit (a)(14)and incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-Effective Amendment No. 28 and Article II, Sections 1, 9 and 10 of Article III, Sections 1, 2 and 3 of Article V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective Amendment No. 28.

        (d) (1) Investment Advisory Agreement between Registrant and First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 28.

             (2) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit
                  (5)(b) to Post-Effective Amendment No. 28.

             (3) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit
                  (5)(c) to Post-Effective Amendment No. 28.

             (4) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Growth Fund (formerly the MidCore Growth Fund) and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

             (5) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

             (6) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit (5)(f) to Post-Effective Amendment No. 28.

             (7) Addendum No. 3 dated September 2, 1997, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 32.

             (8) Amended and Restated Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and Hansberger Global Investors, Inc. dated June 15, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 32.

             (9) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit (5)(i) to Post-Effective Amendment No. 28.

             (10) Addendum No. 6 to the Investment Advisory Agreement between
                  Registrant and Firstar Investment Research & Management Company dated December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (5)(j) to Post-Effective Amendment No. 34.

             (11) Addendum No. 5 to the Investment Advisory Agreement between
                  Registrant and Firstar Investment Research & Management Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit
                  (5)(k) to Post-Effective Amendment No. 32.


             (12) Form of Investment Sub-Advisory Agreement among the
                  Registrant, Firstar Investment Research & Management Company,
                  LLC and            with respect to the Core International
                         -----------
                  Equity Fund.

             (13) Form of Addendum No. 7 to the Investment Advisory Agreement
                  between Registrant and Firstar Investment Research and Management Company, LLC.

             (14) Form of Addendum No. 8 to the Investment Advisory Agreement
                  between Registrant and Firstar Investment Research & Management Company LLC, with respect to the MidCap Index Fund.

        (e) (1) Distribution Agreement between Registrant and B.C. Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, Intermediate Bond Market Fund, Growth Fund (formerly the MidCore Growth Fund), Tax-Exempt Intermediate Bond Fund and International Equity Fund is incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 28.

             (2) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 28.

             (3) Addendum No. 3 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 34.

             (4) Addendum No. 2 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incor-porated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 32.


             (5) Form of Addendum No. 4 to the Distribution Agreement dated February 26, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit (e) (5) to Post-Effective Amendment No. 36.

             (6) Form of Addendum No. 5 to the Distribution Agreement between the Registrant and B. C. Ziegler and Company with respect to the Core International Equity Fund.

             (7) Form of Addendum No. 6 to the Distribution Agreement between the Registrant and B.C. Ziegler and Company with respect to the MidCap Index Fund.


        (f) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

        (g) (1) Custodian Agreement between Registrant and First Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 28.

             (2) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

             (3) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund, MicroCap Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund and International Equity Fund is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 34.

             (4) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

             (5) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

             (6) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

             (7) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

             (8) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

             (9) Letter Agreement with respect to the Custodian Agreement dated as of September 2, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit No. (8)(i) to Post-Effective Amendment No. 32.

             (10) Letter Agreement dated August 1, 1995 with respect to the
                  Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit No. (8)(j) to Post-Effective Amendment No. 28.

             (11) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 34.

             (12) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of March 1, 1997 is incorporated by reference to Exhibit (8)(l) to Post-Effective Amendment No. 34.

             (13) Foreign Custodian Monitoring Agreement between Registrant and
                  Firstar Investment Research and Management Company dated June 13, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 32.


             (14) Assignment dated October 1, 1998 of Custodian Agreement between Registrant and Firstar Trust Company, dated as of July 29, 1988 to Firstar Bank Milwaukee, N.A. is incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 36.

             (15) Form of Letter Agreement with respect to the Custodian
                  Agreement between the Registrant and Firstar Bank Milwaukee,
                  N. A. with respect to the Core International Equity Fund.

             (16) Form of Letter Agreement with respect to the Custodian
                  Agreement between the Registrant and Firstar Bank Milwaukee, N.A. with respect to the MidCap Index Fund.

        (h) (1) Co-Administration Agreement Among the Registrant, B.C. Ziegler & Company and Firstar Trust Company dated as of January 1, 1995 is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

             (2) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 28.

             (3) Addendum No. 3 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit
                  (9)(c) to Post-Effective Amendment No. 34.

             (4) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

             (5) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 28.

             (6) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

             (7) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 28.

             (8) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(h) to Post-Effective Amendment No. 28.

             (9) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit
                  (9)(i) to Post-Effective Amendment No. 28.

             (10) Letter dated February 5, 1993 with respect to the Fund
                  Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

             (11) Revised Fund Valuation and Accounting Fee Schedule dated
                  March 1, 1997 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, International Equity Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and MicroCap Fund is incorporated by reference to Exhibit (9)(k) to Post-Effective Amendment No. 34.

             (12) Intentionally left blank.

             (13) Intentionally left blank.

             (14) Letter Agreement dated August 1, 1995 with respect to the
                  Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 28.

             (15) Letter Agreement with respect to the Fund Accounting
                  Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1990 is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 34.

             (16) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

             (17) Letter dated July 29, 1988 with respect to Shareholder
                  Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28

             (18) Letter dated December 28, 1989 with respect to the
                  Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit
                  (9)(r) to Post-Effective Amendment No. 28.

             (19) Letter dated April 23, 1991 with respect to the Shareholder
                  Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(s) to Post-Effective Amendment No. 28.

             (20) Letter dated March 27, 1992 with respect to the Shareholder
                  Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(t) to Post-Effective Amendment No. 28.

             (21) Letter dated December 27, 1992 with respect to the
                  Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit
                  (9)(u) to Post-Effective Amendment No. 28.

             (22) Letter dated February 5, 1993 with respect to the Shareholder
                  Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 29.

             (23) Letter dated April 26, 1994 with respect to the Shareholder
                  Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

             (24) Amendment dated May 1, 1990 to the Shareholder Servicing
                  Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 28.

             (25) Letter Agreement dated August 1, 1995 with respect to the
                  Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 28.

             (26) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 34.

             (27) Plan of Reorganization is incorporated by reference to
                  Exhibit (9)(aa) to Post-Effective Amendment No. 28.

             (28) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

             (29) Addendum No. 2 to the Co-Administration Agreement among the
                  Registrant, B.C. Ziegler and Company and Firstar Trust Company with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ac) to Post-Effective Amendment No. 32.

             (30) Letter Agreement with respect to the Fund Accounting
                  Servicing Agreement with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ad) to Post-Effective Amendment No. 32.

             (31) Letter Agreement with respect to Shareholder Servicing Agent
                  Agreement with respect to the Emerging Growth Fund dated August 15, 1997 is incorporated by reference to Exhibit
                  (9)(ae) to Post-Effective Amendment No. 34.

             (32) Intentionally left blank.

             (33) License Agreement between Registrant and Firstar Corporation for use of Firstar name is incorporated by reference to Exhibit (9)(ag) to Post-Effective Amendment No. 34.

             (34) Revised Shareholder Servicing Agent Agreement Fee Schedule
                  dated March 1, 1997 with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund, International Equity Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund and MicroCap Fund is incorporated by reference to Exhibit (9)(ah) to Post-Effective Amendment No. 34.

             (35) Internet Access Agreement with Firstar Trust Company, dated
                  April 1998 is incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 35.

             (36) Order Processing Agreement with M and I Trust Company, dated
                  April 1, 1998 is incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 35.

             (37) Service Agreement with Jack White and Company, dated May 12,
                  1998 is incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 35.

             (38) Service Agreement with National Investors Services
                  Corporation, dated June 1998 is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 35.


             (39) Order Processing Agreement with Northern Trust Retirement
                  Consulting, L.L.C., dated February 1, 1998 is incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 36.

             (40) 403(b) Comprehensive Agreement with Universal Pensions, Inc., dated May 4, 1998 is incorporated by reference to Exhibit (h)
                  (40) to Post-Effective Amendment No. 36.

             (41) Assignment dated October 1, 1998 of Fund Accounting Servicing
                  Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 36.

             (42) Assignment dated October 1, 1998 of Co-Administration
                  Agreement between Registrant, B.C. Ziegler and Company and Firstar Trust Company, dated January 1, 1995, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h) (42) to Post-Effective Amendment No. 36.

             (43) Assignment dated October 1, 1998 of the Shareholder Servicing
                  Agent Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 36.

             (44) Confidentiality Agreement dated June 17, 1999 between Charles
                  Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC.

             (45) Operating Agreement dated June 17, 1999 among Registrant,
                  Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company LLC.

             (46) Retirement Plan Order Processing Amendment to the Operating
                  Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc., the Charles Schwab Trust Company and Firstar Investment Research and Management Company, LLC.

             (47) Services Agreement dated June 17, 1999 among Registrant,
                  Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC.

             (48) Form of Addendum No. 3 to the Co-Administration Agreement
                  among the Registrant, Firstar Investment Research and Management Company, LLC and B. C. Ziegler and Company with respect to the Core International Equity Fund.

             (49) Form of Addendum No. 4 to the Co-Administration Agreement
                  among the Registrant, Firstar Investment Research and Management Company, LLC, and B.C. Ziegler & Company with respect to the MidCap Index Fund.

             (50) Form of Letter regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund.

             (51) Form of Letter regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund.

             (52) Form of Letter Agreement to the Shareholder Servicing Agent
                  Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund.

             (53) Form of Letter Agreement to the Shareholder Servicing Agent
                  Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund.

        (i) Opinion of Drinker Biddle & Reath LLP is incorporated by reference to Exhibit i(1) to Post Effective Amendment No. 36.

        (j)  (1)  Consent of Drinker Biddle & Reath LLP.

             (2)  Consent of PricewaterhouseCoopers LLP.

        (k)  None.

        (l) (1) Purchase Agreement between Registrant and ALPS Securities, Inc. is incorporated by reference to Exhibit (13)(a) to Post-Effective Amendment No. 29.

             (2) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. is incorporated by reference to Exhibit
                  (13)(b) to Post-Effective Amendment No. 29.

             (3) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income Fund is incorporated by reference to Exhibit (13)(c) to Post-Effective Amendment No. 34.


             (4) Form of Purchase Agreement dated February 12, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit
                  (1)(4) to Post-Effective Amendment No. 36.

             (5) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the International Fund.

             (6) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund.

        (m) (1) Amended and Restated Distribution and Service Plan and Form of Distribution and Servicing Agreement is incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 30.

             (2) Distribution and Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 36.

             (3) Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 36.

        (n) (1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit (o)(2) to Post-Effective Amendment No. 36.

             (2) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System.


Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by its Board of Directors.

Item 25.  Indemnification
          ---------------

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (2)(a) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification of the Registrant, its affiliates, their respective assigns and their respective officers, directors, employees, agents and servants against certain losses is provided for in Section 7.2 of the Internet Access Agreement with Firstar Trust Company incorporated herein by reference as Exhibit
(h)(35).

          Indemnification of the Registrant, its transfer agent/co-administrator, its administrators and their respective affiliates, directors, trustees, officers, employees and agents, and each person who controls them within the meaning of the Securities Act of 1933, against certain losses is provided for in Section 12(a) of the Order Processing Agreement with Marshall & Ilsley Trust Company incorporated herein by reference as Exhibit (h)(36) and
Section 9(a) of the Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C. incorporated herein by reference to Exhibit (h)(39).

          Indemnification of the Registrant, its investment adviser and their affiliates, directors, managers, employees and shareholders against certain losses is provided for in Section 9 of the Service Agreement with Jack White & Company incorporated herein by reference to Exhibit (h)(37).

          Indemnification of the Registrant, its investment adviser and their directors, managers, officers, employees and agents against certain losses is provided for in Section 6(a) of the Service Agreement with National Investors Services Corp. incorporated herein by reference as Exhibit (h)(38).


          Indemnification of the Registrant and its directors, officers, employees and agents against certain losses is provided for in Section 13 of the Retirement Plan Order Processing Amendment to the Operating Agreement with Charles Schwab & Co., Inc. and The Charles Schwab Trust Company incorporated herein by reference to Exhibit (h)(46).

          Indemnification of the Registrant, its investment adviser and their directors, officers, employees and agents against certain losses is provided for in Section 4(a) of the Services Agreement with Charles Schwab and Co., Inc. incorporated herein by reference as Exhibit (h)(47).

          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, incorporated by reference as Exhibit (6)(a) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (8)(a) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (9)(p) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Firstar Investment Research and Management Company, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Growth Fund (formerly the Balanced
Fund), Intermediate Bond Market Fund, Growth Fund (formerly the MidCore Growth
Fund), Tax-Exempt Intermediate Bond Fund, International Equity Fund, MicroCap Fund and Balanced Income Fund, is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


              FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                     Position with
                     Firstar Investment
                     Research and        Other Business         Type of
Name                 Management Company  Connections            Business
----                 ------------------  --------------         --------

Mary Ellen Stanek    Director, Chief     President and
                     Executive Officer,  Treasurer,             Investment
                     Chief Investment    Firstar Funds, Inc.    Company
                     Officer and         Firstar Funds
                     President           Center, 615 East
                                         Michigan Street,
                                         P.O. Box 3011,
                                         Milwaukee, WI 53201-
                                         3011

Robert L. Webster    Director            Executive               Bank
                                         Vice President,
                                         Firstar Bank,
                                         Milwaukee, N.A.
                                         777 E. Wisconsin
                                         Avenue, Milwaukee, WI
                                         53202

Charles Groeschell   Director

Todd Krieg           Director

Marian Zentmyer      Director,
                     Chief Equity
                     Investment Officer


                     Hansberger Global Investors, Inc. serves as sub-investment adviser to the International Equity Fund.

                     To Registrant's knowledge, none of the directors or senior executive officers of Hansberger Global Investors, Inc. except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Hansberger Global Investors, Inc. also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Hansberger Global Investors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                       HANSBERGER GLOBAL INVESTORS, INC.


                        Position with        Other Business
Name and Principal      Hansberger Global    Connections and
Business Address        Investors, Inc.      Address<F1>               Type of Business
------------------      -----------------    ---------------           ----------------
Thomas L. Hansberger    Chairman, CEO,       Director,                 Mutual Fund
                        President, Director  Schroder Korea Fund PLC
                        and Treasurer        33 Gutter Lane
                                             London,
                                             EC2B-A124 8AS

                                             Director,                 Mutual Fund
                                             The Bangkok Fund
                                             Bangkok, Thailand

                                             Advisory Board Member,    Mutual Fund
                                             The India Fund
                                             India

Alberto Cribiore        Director             Director,                 Privately-owned
                                             WESCO Distribution, Inc.  distributor of
                                             Pittsburgh, PA            electrical products

                                             Director,                 Privately-owned
                                             Riverwood International   supplier of
                                             Corp.                     paperboard packaging
                                             Atlanta, GA               and producer of
                                                                       coated unbleached
                                                                       Kraft paperboard

                                             Member & Chairman of the  Distributor
                                             Board, McCarthy,          electronically of
                                             Crizanti & Maffel, Inc.   financial
                                             One Chase Manhattan Way   information
                                             37th Floor
                                             New York, NY  10005

                                             Director,                 Publicly-owned
                                             Tyco International Ltd.   conglomerate
                                             Exeter, NH

                                             Member & Managing         Private equity
                                             Principal                 interest firm
                                             Brera Capital
                                             Partners, LLC
                                             590 Madison Avenue
                                             Suite 18C
                                             New York, NY  10022

Max C. Chapman, Jr.     Director             Management Financial      Financial services
                                             Committee Member,
                                             Tudor/Nomura Group
                                             Trading Partnership
                                             2 World Financial Center
                                             Bldg. B
                                             New York, NY 10281-1198

                                             Director,                 Investment Advisor
                                             McCarthy,
                                             Maffel, Inc.
                                             One Chase Manhattan
                                             Plaza
                                             New York, NY  10005

                                             Director,                 Holding Company
                                             MCM Group, Inc.
                                             One Chase Manhattan
                                             Plaza
                                             New York, NY  10005

                                             Chairman,                 Holding Company
                                             Nomura Holding America,
                                             Inc.
                                             2 World Financial Center
                                             Bldg. B
                                             New York, NY  10281-1198

                                             Director & Managing       Financial Services
                                             Director,
                                             Nomura Securities Co.
                                             LTD
                                             Tokyo, Japan

                                             Chairman & Director,      Financial Services
                                             Nomura Grand Caymen LTD
                                             Caymen Islands

                                             Chairman & CEO,           Financial Services
                                             Nomura American
                                             Foundation
                                             2 World Financial Center
                                             Bldg. B
                                             New York, NY  10281-1198

                                             Director,                 Financial Services
                                             Nomura International PLC
                                             London, England

                                             Chairman,                 Financial Services
                                             Nomura Asset
                                             Securitization Corp.
                                             New York, NY

                                             Chairman & Director       Financial Services
                                             Nomura Asset Capital
                                             Corporation
                                             New York, NY

                                             Chairman, Director &      Holding Company
                                             CEO,
                                             NCP Holding Company

Salah Al-Maousberji     Director             Director,                 Paper Manufacturer
                                             Gulf Paper
                                             Kuwait

                                             President,                Corporate Finance
                                             Mashora Consulting
                                             Services

Virgil Cumming          Director             Chief Investment          Brokerage/Advisory
                                             Officer, Smith Barney
                                             Inc.
                                             New York, NY

Kimberly Ann Scott      Director,
                        Senior Vice
                        President and Chief
                        Compliance Officer

J. Christopher Jackson  Director,            None
                        Senior Vice
                        President and
                        General Counsel

James Everett Chaney    Chief Investment     None
                        Officer


Louretta Ann Reeves     Director of          None
                        Research

Francisco Jose Alzuru   Managing Director    None

Erik Erwin Bieck        Managing Director    None

Wesley Edmond Freeman   Managing Director    None

Mark Poon               Managing Director    None

Vladimir Tyurenkov      Managing Director    None

Ajit Dayal              Managing Director    None

Aureole Foong           Managing Director    None

<F1>Address of all individuals: 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale,
FL 33301.



     The Glenmede Trust Company serves as sub-investment adviser to the Core International Equity Fund.

     Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since July 31, 1996, as well as the capacity in which such person was connected.



                            THE GLENMEDE TRUST COMPANY

                              NAME AND PRINCIPAL
      NAME AND POSITION       BUSINESS ADDRESS      CONNECTION WITH
WITH INVESTMENT ADVISER       OF OTHER COMPANY      OTHER COMPANY
-----------------------       ------------------    ----------------
    Susan W. Catherwood       Trustee Board of      Chairman
                              the Medical Center
                              of the University
                              of Pennsylvania

                              PECO Energy           Board Member

                              University of         Vice Chairman,
                              Pennsylvania          Board of Trustees

                              The World Affairs     Board Member
                              Council
                              of Philadelphia

                              Monell Chemical       Director
                              Senses Center

                              The Christopher       Vice Chairman,
                              Ludwick               Member,
                              Foundation            Board of Managers

                              Executive Service     Vice Chairman,
                              Corps                 Board of Directors
                              of the Delaware
                              Valley

                              Montessori Genesis II Advisory Board
                                                    Member

                              United Way of         Director
                              Southeastern
                              Pennsylvania

                              Phoenixville Hospital Chairman,
                                                    Board of Trustees

                              Phoenixville          Board Member
                              Healthcare Foundation

        Richard F. Pew        North Ridge           Owner/Operator
                              Ranches, Montana
                              and Wyoming

                              Yellowstone Center    Board Member
                              for Mountain
                              Environments

                              Mountain Research     Director
                              Center, Montana State
                              University

                              Teton Science School; Director
                              Kelly Wyoming

Thomas W. Langfitt, M.D.      Management Depart-    Senior Fellow
                              ment, The Wharton
                              School of the
                              University of
                              Pennsylvania

                              New York Life         Board Member
                              Insurance Company

                              Committee on          Chairman
                              Automotive Safety,
                              General Motors
                              Corporation

                              University of         Board Member
                              Pennsylvania Medical
                              Center Trustee
                              Board

                              Institute of Medicine Member
                              of the National
                              Academy
                              of Sciences

                              Sun Company           Former Board
                                                    Member

                              SmithKline Beecham    Former Board
                              Corporation           Member

                              Princeton University  Former Member,
                                                    Board of Trustees

                              Harvard Medical       Former Member,
                                                    Board of Overseers

                              The American          Member
                              Philosophical
                              Society

                              Greater Philadelphia  Board Member
                              Urban Affairs
                              Coalition

                              The Philadelphia      Board Member
                              Public
                              School/Business
                              Partnership
                              for Reform Governing
                              Board

                              Secretary's Advisory  Board Member
                              Committee on Infant
                              Mortality, Department
                              of Health
                              and Human Services

                              Community College of  Director
                              Philadelphia

                              National Museum of    Trustee
                              American History -
                              Smithsonian Institute

    Arthur E. Pew, III        Burlington Northern   Retired Director
                              Railroad              of Administration,
                                                    Purchasing &
                                                    Material
                                                    Management Department

                              Minnesota             Board Member
                              Transportation Museum

                              Museum of             Chairman of the
                              Transportation        Board
                              Development
                              Corporation,
                              St. Paul

                              Manitow Island        Board Member
                              Association
                              (White Bear, Minnesota)

                              Osceola and St. Croix Board Member
                              Valley Railway
                              (Osceola, Wisconsin)


     J. Howard Pew, II        None                  None

         J.N. Pew, III        None                  None

    J.N. Pew, IV, M.D.        Private Practice      None
                              of Internal Medicine

                              Flying Hills Self     President
                              Storage, Inc.


                              American Red Cross,   Director
                              Berks County

                              Alvernia College      Trustee

                              French and Pickering  Director
                              Creek Conservation
                              Trust, Inc.

       R. Anderson Pew        Radnor Corp.,a Sun    Retired Chief
                              Company subsidiary    Executive Officer

                              Bryn Mawr College     Vice Chairman,
                                                    Board of Trustees

                              Children's Hospital   Vice Chairman of
                              of Philadelphia       the Board of Trustees

                              Massachusetts         Member, Corporation
                              Institute of          Visiting Committee
                              Technology            for the Department of
                                                    Brain and Cognitive
                                                    Sciences

                              The Jackson Library   Board Member/Trustee

                              Curtis Institute of   Trustee
                              Music, Philadelphia

                              AOPA (a private       Chairman of the
                              pilot's               Board
                              association)

                              AOPA Air Safety       Chairman of
                              Foundation            the Board of Trustees

                              Academy of Music      Board Member
                              Philadelphia Inc.     ACM Committee

   Ethel Benson Wister        Academy of Music      Committee Member
                              Philadelphia, Inc.

                              Peoples' Light and    Honorary Board
                              Theater Company       Member

                              Concerto Soloists     Arts Award 1997 Recipient
                              Orchestra


Item 27.  Principal Underwriter
          ---------------------

          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:




                                                         Positions and
Name and Principal            Position and Offices with  Offices with
Business Address              B. C. Ziegler              Registrant
------------------            -------------------------  -------------


Peter D. Ziegler              Chairman, President,       None
                              Chief Executive Officer
                              and Director

S. Charles O'Meara            Senior Vice President and  None
                              General Counsel,
                              Corporate Secretary and
                              Director

Donald A. Carlson, Jr.        Senior Vice President      None

J.C. Wagner                   Senior Vice                None
                              President -
                              Retail Sales and Director

Michael P. Doyle              Senior Vice President -    None
                              Retail Operations

Ronald N. Spears              Senior Vice President      None

Jeffrey C. Vredenbregt        Vice President,            None
                              Treasurer, Controller and
                              Director

Charles G. Stevens            Vice President -           None
                              Marketing Director

Jack H. Downer                Vice President -           None
                              MIS Director

Robert J. Tuszynski           Senior Vice President      None

Gerry Aman                    Vice President -           None
                              Insurance

Sheila K. Hittman             Vice President -           None
                              Personnel

Robert J. Johnson             Vice President -           None
                              Compliance

James M. Bushman              Vice President -           None
                              Recruiting and Training
                              Coordinator

Lay C. Rosenheimer            Vice President - Bond      None
                              Sales Control

Darrell P. Frank              Vice President - Director  None
                              of Strategic Change

M.L. McBain                   Vice President -           None
                              Equity Securities

James L. Brendemuehl          Vice President - Managed   None
                              Products

Ronald C. Strzok              Senior Vice President -    None
                              Administration

Roxanne Dalnodar              Vice President -           None
                              Operations

Kathleen A. Lochen            Assistant Secretary        None

The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.

          (c) None.

Item 28.  Location of Accounts and Records
          --------------------------------

      (1) Firstar Mutual Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

      (2) Firstar Investment Research and Management Company, Firstar Center, 777 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

      (3) Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301 (records relating to its function as sub-investment adviser for the International Equity Fund).

      (4) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).


      (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-laws and Minute Books).

      (6) The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, NY 11245, ATTN: Global Investor Services, Investment Management Group (records relating to its function as foreign subcustodian).


      (7) The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103 (records relating to its function as sub-investment adviser for the Core International Equity Fund).


Item 29.  Management Services
          -------------------

          None.

Item 30   Undertakings
          ------------


          None.


                                  SIGNATURES



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on the 18th day of August, 1999.


                         FIRSTAR FUNDS, INC.
                         Registrant


                         By /s/ Mary Ellen Stanek
                            -----------------------------------
                              Mary Ellen Stanek
                              Director, President & Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:


     Signature                Title                    Date
     ---------                -----                    ----

<F1>James M. Wade          Chairman and           August 18, 1999
------------------------
(James M. Wade)            Director

 Mary Ellen Stanek         Director,
------------------------
(Mary Ellen Stanek)        President, Treasurer   August 18, 1999

<F1>Richard Riederer       Director               August 18, 1999
------------------------
(Richard Riederer)

<F1>Jerry Remmel           Director               August 18, 1999
------------------------
(Jerry Remmel)

<F1>Glen R. Bomberger      Director               August 18, 1999
------------------------
(Glen R. Bomberger)

<F1>Charles R. Roy         Director               August 18, 1999
------------------------
(Charles R. Roy)

<F1>Bronson J. Haase       Director               August 18, 1999
------------------------
(Bronson J. Haase)

<F1>By /s/ Mary Ellen Stanek                      August 18, 1999
   ----------------------
    Mary Ellen Stanek
    Attorney-in-fact



*******



                              POWER OF ATTORNEY
                              ------------------



          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     August 17, 1999               /s/ Glen R. Bomberger
                                        ---------------------
                                        Glen R. Bomberger


                              POWER OF ATTORNEY
                              -----------------



          James M. Wade, whose signature appears below, does hereby constitute and appoint Mary Ellen Stanek and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     August 13, 1999               /s/ James M. Wade
                                        ------------------
                                        James M. Wade



                              POWER OF ATTORNEY
                              ------------------



          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     August 13, 1999               /s/ Richard K. Riederer
                                        -----------------------
                                        Richard K. Riederer



                              POWER OF ATTORNEY
                              -----------------



          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     August 13, 1999               /s/ Jerry Remmel
                                        -----------------
                                        Jerry Remmel



                              POWER OF ATTORNEY
                              -----------------



          Mary Ellen Stanek, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     August 13, 1999               /s/ Mary Ellen Stanek
                                        ----------------------
                                        Mary Ellen Stanek



                              POWER OF ATTORNEY
                             -------------------



          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     August 13, 1999               /s/ Charles R. Roy
                                        -------------------
                                        Charles R. Roy



                              POWER OF ATTORNEY
                              ------------------



          Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any one of them, shall do or cause to be done by virtue hereof.



Date:  August 13, 1999                  /s/ Bronson J. Haase
                                        ---------------------
                                        Bronson J. Haase

*******

                              FIRSTAR FUNDS, INC.

                           CERTIFICATE OF SECRETARY


     The following resolution was duly adopted by the Board of Directors of Firstar Funds, Inc. on August 13, 1999 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade, Mary Ellen Stanek and W. Bruce McConnel, III, and each and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each and any of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and each and any of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or each and any of them, being hereby ratified and approved.


                                   FIRSTAR FUNDS, INC.




                              By:  /s/ W. Bruce McConnel III
                                   ------------------------------
                                   W. Bruce McConnel, III
                                   Secretary


Dated: August 18, 1999

xxxxxxx


                                 EXHIBIT INDEX


Exhibit No.                        Item
-----------                        ----

(a) (15) Amendment No. 14 to Articles of Incorporation dated September __, 1999 for the International Fund.

(a) (16) Amendment No. 15 to Articles of Incorporation dated September __, 1999 for the MidCap Index Fund.

(d) (12) Form of Investment Sub-Advisory Agreement between Firstar Investment Research and Management Company, LLC and
                    The Glenmede Trust Company.

(d) (13) Form of Addendum No. 7 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated September __, 1999 with respect to the International Fund.

(d) (14) Form of Addendum No. 8 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated September __, 1999 with respect to the MidCap Index Fund.

(e) (6) Form of Addendum No. 5 to the Distribution Agreement dated September __, 1999 between Registrant and B.C. Ziegler & Company with respect to the International Fund.

(e) (7) Form of Addendum No. 6 to the Distribution Agreement dated September __, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Fund.

(g) (15) Form of Letter Agreement with respect to the Custodian Agreement with respect to the International Fund.

(g) (16) Form of Letter Agreement with respect to the Custodian Agreement with respect to the MidCap Index Fund.

(h) (44) Confidentiality Agreement between Firstar Investment Research and Management Company, LLC and Charles Schwab & Company, Inc. dated June 17, 1999.

(h) (45) Operating Agreement between Firstar Investment Research and Management Company, LLC and Charles Schwab & Company, Inc. dated June 17, 1999.

(h) (46) Retirement Plan Order Processing Amendment to the Operating Agreement between Firstar Investment Research and Management Company, LLC and Charles Schwab & Company, Inc. dated June 17, 1999.

(h) (47) Services Agreement between Firstar Investment Research and Management Company, LLC and Charles Schwab & Company, Inc. dated June 17, 1999.

(h) (48) Form of Addendum No. 4 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC with respect to the International Fund.

(h) (49)            Form of Addendum No. 5 to the Co-Administration
                    Agreement among the Registrant, B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC with respect to the MidCap Index Fund.

(h) (50) Form of Letter Agreement with respect to the Fund Accounting and Servicing Agreement with respect to the International Fund.

(h) (51) Form of Letter Agreement with respect to the Fund Accounting and Servicing Agreement with respect to the MidCap Index Fund.

(h) (52) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the International Fund.

(h) (53) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the MidCap Index Fund.

(j) (1)             Consent of Drinker Biddle & Reath LLP.

(j) (2)             Consent of PricewaterhouseCoopers LLP.

(l) (5)             Form of Purchase Agreement between Registrant and B.C.
                    Ziegler & Company with respect to the International Fund.

(l) (6)             Form of Purchase Agreement between Registrant and B.C.
                    Ziegler & Company with respect to the MidCap Index Fund.

(n) (2) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System.